STADION INVESTMENT TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Stadion Investment Trust hereby appoint Judson P. Doherty and Duane L. Bernt Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: any Registration Statements on Form N-1a; any and all Pre-Effective Amendments to said Registration Statements; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hand on this 15th day of November, 2016.

/s/ Norman A. McLean
Norman A. McLean
Trustee

STADION INVESTMENT TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Stadion Investment Trust hereby appoint Judson P. Doherty and Duane L. Bernt Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: any Registration Statements on Form N-1a; any and all Pre-Effective Amendments to said Registration Statements; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hand on this 21st day of November, 2016.

/s/ James M. Baker
James M. Baker
Trustee

STADION INVESTMENT TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Stadion Investment Trust hereby appoint Judson P. Doherty and Duane L. Bernt Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: any Registration Statements on Form N-1a; any and all Pre-Effective Amendments to said Registration Statements; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hand on this 16th day of November, 2016.

/s/ Ronald C. Baum
Ronald C. Baum
Trustee

STADION INVESTMENT TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Stadion Investment Trust hereby appoint Judson P. Doherty and Duane L. Bernt Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: any Registration Statements on Form N-1a; any and all Pre-Effective Amendments to said Registration Statements; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hand on this 16th day of November, 2016.

/s/ Gregory L. Morris
Gregory L. Morris
Trustee & Chairman